Subsequent events	12 Months Ended
Dec. 31, 2022
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Subsequent events
29.	Subsequent events
New collective bargainings
During the first quarter of 2023, Copa Airlines reached an agreement for the new collective bargaining agreements with the pilots’ union UNPAC and for the flight attendants’ union SIPANAB, for the period
2023-2027.
Dividends
On March 22, 2023, the Board of Directors of Copa Holdings approved a 2023 dividend of $0.82 cents per share per quarter, corresponding to 40% of the adjusted consolidated net income of 2022. Proposed dividends are subject to board ratification each quarter, and are not recognized as a liability as at December 31, 2022.